Exhibit 99.1

CORPORATE PRESENTATION EyeGate Pharmaceuticals, Inc. 271 Waverley Oaks Road, Suite 108 Waltham, MA 02452 www.eyegatepharma.com Two Versatile Platforms Moving Towards Commercialization

Forward Looking Statements Some of the matters discussed in this presentation contain forward - looking statements that involve significant risks and uncerta inties, including statements relating to the prospects for the Company’s lead product EGP - 437, for the timing and outcome of the Company’s clinical trials, t he potential approval to market EGP - 437, and the Company’s capital needs. Actual events could differ materially from those projected in this presentation and t he Company cautions investors not to rely on the forward - looking statements contained in, or made in connection with, the presentation. Among other things, the Company’s clinical trials may be delayed or may eventually be unsuccessful. The Company may consume mor e cash than it currently anticipates and faster than projected. Competitive products may reduce or eliminate the commercial opportunities of the Comp any ’s product candidates. If the U.S. Food and Drug Administration or foreign regulatory agencies determine that the Company’s product candidates do not meet saf ety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. Operating ex pen se and cash flow projections involve a high degree of uncertainty, including variances in future spending rate due to changes in corporate priorities, the ti ming and outcomes of clinical trials, regulatory and developments and the impact on expenditures and available capital from licensing and strategic collaboration o ppo rtunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly alter, delay, scale bac k o r discontinue operations. Additional risks and uncertainties relating to the Company and its business can be found in the “Risk Factors” section of the Co mpany’s Annual Report on Form 10 - K filed with the SEC on February 23, 2017. The Company undertakes no duty or obligation to update any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations, except as required by ap pli cable law. The Company uses its website ( www.EyeGatePharma.com ), Facebook page ( https://www.facebook.com/ EyeGatePharma/ ), corporate Twitter account ( https://twitter.com/EyeGatePharma ), and LinkedIn page ( https://www.linkedin.com/company/135892/ ) as channels of distribution of information about the Company and its product candidates. Such information may be deemed material information, and the Company may use these channe ls to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor the Company’s website and its social media ac cou nts in addition to following its press releases, SEC filings, public conference calls, and webcasts. The social media channels that the Company intends to us e a s a means of disclosing the information described above may be updated from time to time as listed on the Company’s investor relations website. 2

Two platforms in the clinic with two FDA filings expected in 2018 3 Two Product Platforms for Eye Disorders Ocular Bandage Gel (OBG) Eye Drop: Disrupting Dry Eye and Corneal Wound Market EyeGate II Iontophoresis Delivery System: Delivering a Corticosteroid (EGP - 437) Disease Area Preclin Ph 1b/2a Ph 2b Ph 3 Anterior Uveitis Cataract Surgery Contact Lens Macular Edema Disease Area Preclin POC Pilot Pivotal Large Corneal Wounds Photorefractive Keratectomy Punctate Epitheliopathies Focus: Moderate Dry Eye Punctate Epitheliopathies Focus: Severe Dry Eye OBG + Corticosteroid

Ocular Bandage Gel (OBG) Eye Drop • A crosslinked hyaluronic acid (CMHA - S) for corneal wounds and epitheliopathies

5 Hyaluronic Acid Properties High - molecular weight HA is non - immunogenic High - molecular weight HA binds up to 1,000 times its volume in water weight HA provides: hydration, lubrication of joints, and a meshwork for cell migration Regulatory Approvals U.S. – Dermatology & Osteoarthritis Ex - U.S. – Dry Eye & Wound Healing ▪ HA approved in the U.S. as a device for wound and burn management and injections to treat knee pain caused by osteoarthritis ▪ Low concentration formulations of HA eye drops (0.1% to 0.4%) are the standard of care in Europe and Asia for ocular wound healing, dry eye and ocular surface damage Hyaluronic acid (HA) is a naturally occurring compound in the body ▪ ~15 grams of HA in an adult human body ▪ Possesses unique properties such as hydration (synovial fluid) and promotion of wound healing (skin): ideal for ocular surface ▪ Issue: rapidly degrades, one - third is naturally turned - over (degraded and synthesized) every day

First and only eye drop candidate in the U.S. targeting acceleration of re - epithelialization 6 EyeGate’s CMHA - S Platform: A unique crosslinked version of Hyaluronic acid ▪ Crosslinking creates a 3D structure that stabilizes the molecule (resists degradation) ▪ Prolonged residency time on the ocular surface (90 to 120 minutes) ▪ Higher viscosity/shear rate – thins with blinking and is non blurring ▪ Scaffolding matrix - protects the ocular surface ▪ Enables potential development of a high concentration HA eye drop (0.75%) for treating a wide variety of ocular surface pathologies from dry eye to wound healing Crosslinking - Prevents Degradation and Increases Ocular Surface Retention Crosslinked HA Hyaluronic acid

Commercially available as a veterinary device ▪ Manufactured by SentrX Animal Care ▪ Sold in the U.S. and certain European countries by Bayer Animal Health as Remend® Corneal Repair 1 ▪ 5 years in thousands of dogs, cats and horses, with an excellent efficacy/safety profile 1. EyeGate has human ophthalmic rights only. Visit http://www.bayerdvm.com/show.aspx/remend - cross - linking - video Demonstrated efficacy and safety in animals 7 EyeGate Ocular Bandage Gel (OBG) A. Non - healing at 42 days Efficacy of CMHA - S has been demonstrated in various animal pathologic conditions ▪ Post traumatic corneal stromal ulcers (real world dogs and cats) ▪ Corneal abrasion and alkali burn injuries (rabbit models) ▪ Dry eye (veterinary dogs who failed topical cyclosporine) B A Molly: 12 year old cat with a non - healing corneal defect B. Ulcer healing after 12 days of using 0.75% CMHA - S

CMHA - S treated cornea exhibited “more normal” epithelial and stromal organization 8 Healing Corneal Abrasions and Alkali Burns Efficacy Study: Rabbits 1 1. Guanghui Yang, Ladan Espandar, Nick Mamalis and Glenn D. Prestwich, Veterinary Ophthalmology 2010 Histology of alkali burn healing A. Control at Day 12 central wound with unhealed corneal epithelium B. CMHA - S treated central epithelium and corneal stroma showing a better organization than control A. Fluorescein staining of corneal epithelial abrasions B. Quantitative analysis at 24 hours; 49% vs 83% complete P < 0.01 ▪ Abrasion: Wound closure complete by 48 hours with CMHA - S ▪ Burns: Complete re - epithelization at Day 12 for CMHA - S but not for control CMHA - S treated central corneal epithelium exhibited a faster wound closure

Meeting with FDA (Nov 2016) confirms de novo 510(k) filing path 9 OBG Eye Drop Regulated as a Device Two indications: Photorefractive Keratectomy and Punctate Epitheliopathies ▪ No predicate device – label determined by clinical trials • Superiority claim must be supported by pivotal trial against standard - of - care • Pilot trial required to determine powering of superiority for pivotal trial ▪ Initial claim discussed: acceleration of re - epithelization of corneal wounds/defects • PRK is an excellent homogenous model for measuring time to corneal wound repair ▪ Broadening indication for use (IFU) can be pursued without a pivotal trial • A trial that demonstrates benefit based on size of defect and not a specific indication is sufficient: a superiority claim against standard of care not necessary ▪ Development plan includes additional superiority claim: reduction in corneal staining • Punctate Epitheliopathy (PE) ideal group for epitheliopathies • Aligns with moderate dry eye

Completed First Human Clinical Trial in PRK Patients 10 CMHA - S Eye Drop Accelerates Corneal Surface Re - Epithelialization x PRK surgery provides several advantages as indication to evaluate the Ocular Bandage Gel (OBG) ▪ A homogenous patient population with same size, large epithelial defects x 39 subjects randomized to one of three groups: both eyes received the same treatment ▪ i ) OBG alone (ii) OBG + Bandage Contact Lens (BCL) (iii) Standard of care (BCL + Artificial Tears) ▪ OBG alone demonstrates accelerated wound healing vs standard of care ▪ 30% more patients healed by Day 3 ▪ Additionally, wound size was as much as ~36% smaller as early as Day 1 (24 hours post surgery) with OBG alone

11 Management of Punctate Epitheliopathy Pilot Trial Design ▪ PE as defined by fluorescein staining of cornea: NEI scale • Randomization: NEI score between 5 and 12 ▪ 50 subjects for 2 arm trial: 25 subjects per arm • Safety will include both eyes (N = 60) ▪ 28 Day trial: 2 week wash - out/run - in followed by 2 weeks of two arms • Day - 14 screening: all subjects stop all topicals and take Refresh PF artificial tears QID OU for 14 days • Day 0 randomization: OBG QID for 14 days vs Refresh PF artificial tears QID OU for 14 days ▪ Primary performance outcome: • Change in NEI corneal staining score from baseline to Day 14 between OBG arm and artificial tears arm for the study eye Targeting Moderate Dry Eye Patients with Top - line Data expected Q2 2018

▪ Corneal foreign bodies ▪ Abrasions / contusions ▪ Chemical burns ▪ Difficult to heal alkali burns (PCED) 12 EyeGate Ocular Bandage Gel (OBG) Market Opportunity ▪ Refractive surgeries (PRK) ▪ Vitrectomies (Diabetics) ▪ Collagen crosslinking ▪ Pre - cataract surgery Corneal Wounds and Epitheliopathies: U.S. Numbers Ocular / Systemic Disorders: >55.0 million (~0.9 million prescriptions) Epithelial injury (exposure): ~16.0 million (~2.2 million prescriptions) Ocular trauma: ~1.8 million (~0.14 million prescriptions) Surgery : >4.0 million (~0.2 million prescriptions) 1. Source: American Academy of Ophthalmology (https://www.aao.org/newsroom/eye - health - statistics) EyeGate’s proprietary crosslinking provides unique differentiation ▪ Targeting data from next PRK trial and PE trial in first half of 2018, with anticipated filing of de novo 510(k) by year - end 2018 ▪ Neurotrophic keratitis (Herpes, Diabetes) ▪ Contact lens wear ▪ Ocular irritants Dry Eye ▪ Episodic / mild ▪ Moderate ▪ Severe

Iontophoresis Delivery Platform • Post Cataract Surgery • Treatment of Anterior Uveitis • Next Generation Contact Lens Drug Delivery • Treatment of Macular Edema

x Small electrical current propels drug into the eye x Dose controlled by Current (mA) x application time x Improves compliance: reduces applications by almost 98% (2 treatments vs ~154 eye drops) x More than 2,400 treatments performed to date by ophthalmologists and optometrists (<5 minutes) x Utilizes standard of care dexamethasone steroid as active ingredient A non - invasive method of propelling charged active compounds into ocular tissues 14 Iontophoresis Delivery Platform

▪ Etiology assault based (cataract surgery) vs primarily auto - immune (anterior uveitis) ▪ Inflammation of uveal tissue including iris and/or ciliary body ▪ Inflammation severity determined by number of white blood cells in the anterior chamber of the eye (slit - lamp used) ▪ Primary end - point is proportion of subjects with zero cells in EGP - 437 arm vs control arm Dexamethasone: a potent anti - inflammatory corticosteroid 15 Non - compliance leads to sight - threatening complications Iontophoresis Delivery Platform

Corticosteroid eye drops: Standard of care for both indications 16 EGP - 437: A Highly Differentiated Product Dramatically Reduces Patient Burden 2 to 3 EyeGate treatments Up to 154 eye drop treatments VS

▪ Worldwide exclusive licenses to manufacture, sell, distribute and commercialize EGP - 437 delivered with Iontophoresis EG II Delivery System for Cataract Surgery and Uveitis only ▪ $135M in potential payments, including up - front, development & commercial milestones ▪ Cataract : $4M up - front , up to $99M dev. & commercial milestones (February 2017) ▪ Anterior Uveitis: $1M up - front , up to $32.5M dev. & commercial milestones (July 2015) ▪ High single digit royalties based on net sales: upward adjustment to double - digit based on sales for cataract surgery ▪ EyeGate responsible for completion of the clinical development and FDA filing for both indications ▪ Valeant responsible for development outside U.S. ▪ Valeant has right of last refusal for product outside of licensed fields 17 Iontophoresis Delivery Platform Partnered with a Leading Opthalmic Company

Cataract Surgery The most common surgical procedure performed by ophthalmic surgeons Iontophoresis Delivery Platform

19 Iontophoresis Delivery Platform Cataract Surgery Market Opportunity Cataract surgery incidence: ~4 million 1 annually in U.S. in 2015 Likely to double (following incidence rates) by 2050 Source: National Institute of Health - National Eye Institute 1. Market Scope, 2015 Comprehensive Report on The Global IOL Market, June 2015 Source: J Cataract Refract Surg. 2013 Sep; 39(9): 1383 – 1389. 2015 Cataract surgery incidence: ~4M in U.S., ~20M Worldwide 1 Number of surgeries has increased steadily… …and could double by 2050 following projected cataract incidence growth.

EGP - 437 demonstrated safe and effective in reducing inflammation and preventing pain 20 Cohorts receiving the 4.5 mA - min and the 14 mA - min doses of iontophoretic EGP - 437 generated the most encouraging results x Cell count (ACC) of zero in 20 - 30% of patients at day 7 and 70 - 80% of patients at Day 28 x Percentage of patients in 4.5 and 14 mA - min doses with zero pain on day 1 was 70% and 90% respectively 1. Durezol data from CDER Application Number 22 - 212: Medical Review for Durezol , studies ST - 601A - 002a and 002b. Durezol data shown is based on combined data from both studies. QID dose, ITT, LOCF. EGP - 437 data from 14mA - min dosed on Days 0, 1, and 4 (some subjects received additional dose at Day 7) and is ITT, LO CF. Phase 2b trial top - line data targeted for Q1 2018 Iontophoresis Delivery Platform Positive Cataract Surgery Phase 1b/2a Clinical Trial Results

Anterior Uveitis Confirmatory Phase 3 Data in 2Q 2018 Iontophoresis Delivery Platform

22 Iontophoresis Delivery Platform Anterior Uveitis Market Opportunity EyeGate II Iontophoresis System reduces dosing burden by 98% from standard eye drops 2015 Anterior Uveitis incidence: ~26.6 to 102 per 100,000 annually in U.S. Incidence of Anterior Uveitis in the U.S. 2008 - 2016 0 80,000 160,000 240,000 320,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 Uveitis low Uveitis high Source: JAMA Ophthalmol. 2016 Nov 1;134(11):1237 - 1245

EGP - 437 demonstrated safe and effective in reducing inflammation vs positive control 23 Iontophoresis Delivery Platform Positive Anterior Uveitis Phase 3 Non - Inferiority Trial Results 1. ITT = Intent to Treat 2. Primary End Point (PEP): Total cell clearing (ACC) at Day 14 x Successfully demonstrated similar response to standard of care (corticosteroid eye drops - prednisolone acetate 1%) x Lower incidence of increased intraocular pressure (IOP) with EGP - 437 treatment Confirmatory Phase 3 trial ongoing: Top - line data expected Q3 2018

Macular Edema Efficacious Delivery to the Back of the Eye Iontophoresis Delivery Platform

Macular Edema (ME): Abnormal thickening of macula associated with accumulation of excess fluid within the neurosensory retina Iontophoresis delivers efficacious quantities of EGP - 437 to back of eye 25 Iontophoresis Delivery Platform Macular Edema - Non - Invasive Delivery to Retina Number DME RVO CME Phakic 9 6 3 Pseudophakic 9 4 3 2 Efficacy: one - third of subjects responded x Positive response from all subtypes (DME, RVO, and CME) 1 Excellent Safety: No increase in IOP Enrollment completed ▪ Under review for further development ▪ Value in preventing CME post cataract surgery 1. CME: cystoid macular edema, DME: diabetic macular edema, RVO: retinal vein occlusion

Iontophoresis Delivery Platform Drug Embedded Contact Lens The Future of Ocular Drug Delivery

27 ▪ First indication: dexamethasone for macular edema ▪ Two layer lens: ▪ Layer 1: Sits on surface of eye – loaded with drug ▪ Layer 2: Sits on top of Layer 1 – incorporates iontophoresis electronics ▪ In vitro work nearing completion, anticipate proof - of - concept animal data in 2018 ▪ Treating chronic retinal conditions at home ▪ Potential to revolutionize the treatment of retinal disease by significantly reducing or eliminating dangerous intravitreal injections and frequent office visits! Iontophoresis and Drug Embedded in a Contact Lens Iontophoresis Delivery Platform Drug Embedded Contact Lens for Macular Edema

Development Timeline Program Disease Area 2017 2018 2019 2020 Large Corneal Wounds Photorefractive Keratectomy (PRK) Punctate Epitheliopathies Focus: Moderate Dry Eye OBG + Corticosteroid Eye Drop Crosslinked Hyaluronic Acid Punctate Epitheliopathies Focus: Severe Dry Eye Anterior Uveitis Cataract Surgery Iontophoresis Contact Lens EGP-437 (Corticosteroid) Macular Edema OBG Eye Drop Crosslinked Hyaluronic Acid Iontophoresis Delivery System EGP-437 (Corticosteroid) Phase 3 Trial NDA/510(k) Phase 2b Trial FDA: EoP 2 Phase 3 Trial NDA/510(k) Launch Preclinical Work IND Ph 1b/2a Trial Ph 2b Trial Pilot Trial Pivotal Trial Pilot Trial PoC Trial IDE Work Pivotal Trial Launch de novo 510(k) Development Work IND Ph 1b/2a Trial Preclinical Work

29 Year - to - Date (Q3) 2017 Financial Results Cash through mid - 2018 & multiple late - stage clinical trial data readouts ($000 except per share) Revenue $407 R&D Expense $7,253 G&A Expense $3,541 Net Loss $10,387 Net Loss per Share $0.78 Weighted Avg. Shares O/S 13,268 No. Shares O/S 17,205 Cash & Equivalents $9,245 2017 YtD 9/30/2017

Two platforms in the clinic with two FDA filings expected in 2018 30 Two Product Platforms for Eye Disorders Ocular Bandage Gel (OBG) Eye Drop: Crosslinked Hyaluronic Acid (CMHA - S) EyeGate II Iontophoresis Delivery System: Delivering a Corticosteroid (EGP - 437) Disease Area Preclin Ph 1b/2a Ph 2b Ph 3 Anterior Uveitis Cataract Surgery Contact Lens Macular Edema Disease Area Preclin POC Pilot Pivotal Large Corneal Wounds Photorefractive Keratectomy Punctate Epitheliopathies Focus: Moderate Dry Eye Punctate Epitheliopathies Focus: Severe Dry Eye OBG + Corticosteroid